EXHIBIT 10.3

AMENDMENT NO. 2 TO THE ABL CREDIT AGREEMENT

AMENDMENT NO. 2 dated as of June 3, 2015 (this “Amendment”), by and among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the CONSENTING LENDERS (as defined below) to the Credit Agreement referred to below.

WHEREAS, the Borrower, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto are parties to  the Third Amended and Restated ABL Credit Agreement dated as of February 2, 2015, as amended by the Incremental Joinder, dated as of December 12, 2014, and effective as of February 2, 2015 (as further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, the consent of the Borrower and the Lenders who comprise at least the “Required Lenders” (as defined in the Credit Agreement) is required to effect this Amendment and the amendments set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, each Person signing in the capacity of a “Lender” delivering an executed signature page to this Amendment to the Administrative Agent at or prior to 2:00 p.m., New York City time, on June 3, 2015 (each such Person, or its successor or assigns, as applicable, a “Consenting Lender” and, collectively, the “Consenting Lenders”) has consented to this Amendment and agreed to the amendments set forth in Section 2 below, which shall become effective upon the Amendment Effective Date (as defined below).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

Section 1. Defined Terms.  Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment mutatis mutandis.

Section 2. Amendments to Section 7.13.   The Borrower, the Administrative Agent and the Consenting Lenders agree that, upon the Amendment Effective Date (as defined below), Section 7.13 of the Credit Agreement shall be amended by:

(i)

deleting: “Following the completion of the time period set forth clause (v) of Schedule 5.14(b) (as such time period may be extended in accordance with such clause), the” at the beginning of Section 7.13;

(ii)	replacing “Restricted Subsidiaries” appearing therein with “Subsidiary Guarantors”;
(iii)	replacing “$2,000,000” appearing therein with “$10,000,000”;
(iv)	adding “7.13” after “this Section” and before “shall not apply” appearing in the proviso therein;

(v)	adding “(i)” after “apply to” and before “deposits” appearing in the proviso therein; and
(vi)

adding: “, (ii) zero-balance accounts and accounts used exclusively as payroll, withholding tax, escrow and other fiduciary accounts or (iii) with respect to any Subsidiary Guarantor that is acquired in an Acquisition, any funds or Temporary Cash Investments held by such Subsidiary Guarantor until 60 days (or such longer period as the Administrative Agent shall agree to in its reasonable discretion) after the date such Subsidiary Guarantor becomes a Subsidiary Guarantor” immediately before the “.” appearing at the end of such Section.

Section 3. Representations Correct.  By its execution of this Amendment, the Borrower hereby certifies as of the date hereof that:

(a) This Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the other documents executed in connection herewith (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (x) have been obtained or made and are in full force and effect, or (y) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (ii) will not violate any Applicable Laws with respect to the Borrower or the Organizational Documents of the Borrower, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate or result in a default under any contractual obligation to which the Borrower is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower (other than Permitted Liens).

Section 4. Effectiveness of this Amendment.  The “Amendment Effective Date” shall be the date on which the following conditions shall have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Consenting Lenders who comprise at least the Required Lenders and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) Immediately before and immediately after the Amendment Effective Date, (i) no Event of Default shall have occurred and be continuing and (ii) the representations and warranties (x) of the Borrower set forth in the Financing Documents and (y) in Section 3 of this Amendment shall be true and correct in all material respects as of such date (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)).

(c) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 4(b) of this Amendment have been satisfied.

(d) The Administrative Agent shall have received on or prior to the Amendment Effective Date, in immediately available funds, payment or reimbursement (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment or reimbursement) of all costs and out-of-pocket expenses then due and payable in connection with this Amendment, including all reasonable invoiced fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent, to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date.

(e) The Administrative Agent shall have received a duly executed certificate of an appropriate officer of the Borrower, certifying (i) that the copies of the Borrower’s Organizational Documents (x) as previously certified and delivered to the Administrative Agent, remain in full force and effect as of the Amendment Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of the Borrower’s formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Amendment Effective Date, (ii) that the copies of the Borrower’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies  and in full force and effect as of the Amendment Effective Date and (iii) as to incumbency certificates identifying the officers of the Borrower that are authorized to execute this Amendment and to act on the Borrower’s behalf in connection with this Amendment.

(f) The Administrative Agent shall have received a certificate of good standing for the Borrower from the Borrower’s jurisdiction of formation, certified as of a recent date by the appropriate Governmental Authority.

The Administrative Agent shall notify the Borrower, the Consenting Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

Section 5. Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 6. Liens Unimpaired.  After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 7. Entire Agreement.  This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  It is understood and agreed that each reference in each Financing Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a “Financing Document.”

Section 8. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 9. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 11. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Joseph L. Landenwich
Name:	Joseph L. Landenwich
Title:	Co-General Counsel and Corporate Secretary

[Signature Page to Amendment No. 2 to ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to ABL Agreement No. 2]

BARCLAYS BANK PLC, as Lender

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

Compass Bank

By:	/s/ Michael Sheff
	Name:	Michael Sheff
	Title:	Senior Vice President

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

BMO Harris Bank NA

By:	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Managing Director

[Signature Page to ABL Agreement No. 2]

BOKF, NA dba BANK OF OKLAHOMA

By:	/s/ Christopher Rollmann
	Name:	Christopher Rollmann
	Title:	Officer

If a second signature is required:

By:
Name:
Title:

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

Capital One, N.A.

By:	/s/ J. Stephen Klose
	Name:	J. Stephen Klose
	Title:	Authorized Signatory

If a second signature is required:

By:
Name:
Title:

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

CIT Finance, LLC

By:	/s/ Edward Shuster
	Name:	Edward Shuster
	Title:	Director

If a second signature is required:

By:
Name:
Title:

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

CITIBANK, N.A.

By:	/s/ Christopher Marino
	Name:	Christopher Marino
	Title:	Vice President and Director

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

City National Bank, a national banking association

By:	/s/ Mia Bolin
	Name:	Mia Bolin
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

If a second signature is required:

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

FIRST NIAGARA COMMERCIAL FINANCE, INC., a wholly-owned subsidiary of First Niagara Bank, N.A.

By:	/s/ Michael Schwartz
	Name:	Michael Schwartz
	Title:	FVP

If a second signature is required:

By:
Name:
Title:

[Signature Page to ABL Agreement No. 2]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Verleria King-Jones
	Name:	Verleria King-Jones
	Title:	Duly Authorized Signatory

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

Morgan Stanley Bank, N.A.

By:	/s/ Allen Chang
	Name:	Allen Chang
	Title:	Authorized Signatory

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

PNC Bank, N.A., as a Lender

By:	/s/ William Barry
	Name:	William Barry
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Siemens Financial Services, Inc.

By:	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

If a second signature is required:

By:	/s/ Uri Sky
	Name:	Uri Sky
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Sun Trust Bank

By:	/s/ Virginia Singletary
	Name:	Virginia Singletary
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Steven Schuit
	Name:	Steven Schuit
	Title:	Vice President

If a second signature is required:

By:
Name:
Title:

[Signature Page to ABL Agreement No. 2]

Consenting Lenders

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents to the certain amendments set forth therein.

WELLS FARGO CAPITAL FINANCE, LLC as a Lender

By:	/s/ Garrett L. Leider
	Name:	Garrett L. Leider
	Title:	Vice President

[Signature Page to ABL Agreement No. 2]